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                                                                       EXHIBIT 9

                                 April 29, 1999

Providentmutual Life and Annuity Company of America
300 Continental Drive
Newark, DE 19713

Directors:

I hereby consent to the reference to my name under the caption "Legal Matters" in the Statement of Additional Information filed as part of the Post-Effective Amendment No. 3 of the Registration Statement on Form N-4 (File No. 33-65195) for the Providentmutual Variable Annuity Separate Account.


                                        Sincerely,


                                        James G. Potter, Jr.